UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 11, 2026

Adial Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-38323	82-3074668
(Commission File Number)	(IRS Employer Identification No.)

4870 Sadler Road, Ste 300

Glen Allen, VA 23060

(Address of principal executive offices and zip code)

(804) 487-8196

(Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	ADIL	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No.1 on Form 8-K/A (this “Amendment”) amends that Current Report on Form 8-K filed by Adial Pharmaceuticals, Inc., a Delaware corporation (the “Company”), with the Securities and Exchange Commission (the “SEC”) on June 11, 2026 (the “Original Form 8-K”). The Original Form 8-K was filed to, among other things, report the Company’s acquisition (the “Merger”) of Azora Therapeutics, Inc., a Delaware corporation (“Azora”), pursuant to that Agreement and Plan of Merger, dated June 11, 2026 (the “Merger Agreement”), by and among the Company, Adial Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, Adial Second Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, and Azora.

In the Original Form 8-K, the Company stated its intention to file the historical financial statements of Azora and the pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K not later than 71 calendar days after the date that the Original Form 8-K was required to be filed with the SEC. This Amendment amends the Original Form 8-K in order to include the required financial information, which is filed as exhibits hereto and is incorporated herein by reference.

This Amendment should be read in conjunction with the Original Form 8-K. Except as set forth herein, no modifications have been made to information contained in the Original Form 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original Form 8-K. The unaudited pro forma condensed combined financial information, and the related notes, attached as Exhibit 99.3 to this Amendment have been presented for informational purposes only, as required by Form 8-K, and does not represent or purport to represent actual financial positions or results of operations that the Company would have achieved had the companies been combined as of the dates or during the periods presented, nor do they represent or purport to represent any anticipated combined financial position or the future results of operations that the Company may achieve after the Merger.

In accordance with Rule 12b-15 of the Securities Exchange Act of 1934, as amended, the complete text of Item 9.01 (as amended) is included herein.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The historical audited consolidated balance sheets of Azora as of December 31, 2025 and 2024 and the related audited consolidated statements of operations and comprehensive loss, convertible preferred stock and stockholders’ deficit, and cash flows for the years ended December 31, 2025 and 2024, and the notes related thereto, are included as Exhibit 99.3 hereto and incorporated by reference into this Item 9.01(a).

The unaudited condensed consolidated financial statements of Azora as of March 31, 2026 and 2025 and for the three months ended March 31, 2026 and 2025, and the related notes thereto, are included as Exhibit 99.4 hereto and incorporated by reference into this Item 9.01(a).

(b) Pro forma financial information.

The Company’s unaudited pro forma condensed combined balance sheet as of March 31, 2026, the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2026, the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2025, and the related notes thereto, are included as Exhibit 99.5 hereto and incorporated by reference into this Item 9.01(b).

(d) Exhibits

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit Number	Exhibit Description
2.1*	Agreement and Plan of Merger, dated June 11, by and among Adial Pharmaceuticals, Inc., Adial First Merger Sub, Inc., Adial Second Merger Sub, LLC and Azora Therapeutics, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on June 11, 2026).
3.1	Certificate of Designation of Series A Non-Voting Convertible Preferred Stock, dated June 11, 2026 (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the SEC on June 11, 2026).
4.1	Form of Pre-Funded Warrant (Financing) (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the SEC on June 11, 2026).
4.2	Form of Warrant (Financing) (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed with the SEC on June 11, 2026).
4.3	Form of Pre-Funded Warrant (Note Exchange) (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K, filed with the SEC on June 11, 2026).
4.4	Form of Warrant (Note Exchange) (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K, filed with the SEC on June 11, 2026).
10.1*	Form of Securities Purchase Agreement, dated as of June 11, 2026, by and among Adial Pharmaceuticals, Inc. and each investor listed on Exhibit A thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on June 11, 2026).
10.2*	Form of Exchange Agreement, dated as of June 11, 2026, by and among Adial Pharmaceuticals, Inc. and each note holder listed on Exhibit A thereto (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on June 11, 2026).
10.3	Form of Registration Rights Agreement, by and among Adial Pharmaceuticals, Inc. and the investors signatory thereto (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the SEC on June 11, 2026).
10.4	Amendment to Amended and Restated Employment Agreement between Adial Pharmaceuticals, Inc. and Cary J. Claiborne, effective June 11, 2026 (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed with the SEC on June 11, 2026).
10.5	Amendment to Employment Agreement between Adial Pharmaceuticals, Inc. and Tony Goodman, effective June 11, 2026 (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K, filed with the SEC on June 11, 2026).
10.6	Amendment to Employment Agreement between Adial Pharmaceuticals, Inc. and Vinay Shah, effective June 11, 2026 (incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K, filed with the SEC on June 11, 2026).
23.1	Consent of CBIZ CPAs P.C., independent registered public accounting firm for Azora Therapeutics, Inc.
99.1	Press Release issued on June 11, 2026 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the SEC on June 11, 2026).
99.2	Investor Presentation, dated June 2026 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K, filed with the SEC on June 11, 2026).
99.3	Audited consolidated financial statements of Azora Therapeutics, Inc. as of and for the years ended December 31, 2025 and December 31, 2024 and the related notes thereto.
99.4	Unaudited condensed consolidated financial statements of Azora Therapeutics, Inc. as of and for the three months ended March 31, 2026 and 2025 and the related notes thereto.
99.5	Unaudited pro forma condensed combined financial information of Adial Pharmaceuticals, Inc. as of and for the three months ended March 31, 2026 and for the year ended December 31, 2025, and the related notes thereto.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within in the inline XBRL document)

*	Certain schedules and attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to provide, on a supplemental basis, a copy of any omitted schedules and attachments to the Securities and Exchange Commission or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2026

ADIAL PHARMACEUTICALS, INC.

	By:	/s/ Cary J. Claiborne
	Name:	Cary J. Claiborne
	Title:	President and Chief Executive Officer

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